EXHIBIT No. 10.63

                           CREDIT AGREEMENT AMENDMENT

                       SIXTH AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------


                  THIS SIXTH AMENDMENT TO CREDIT AGREEMENT, dated as of December 4, 1996 (this "Amendment"), is by and among OWOSSO CORPORATION, a Pennsylvania corporation ("Owosso"), AHAB INVESTMENT COMPANY, a Delaware corporation ("Ahab"), CRAMER COMPANY, a Delaware corporation ("Cramer"), DEWEZE MANUFACTURING, INC., a Pennsylvania corporation ("DewEze"), THE LANDOVER COMPANY, a Pennsylvania corporation ("Landover"), MOTOR PRODUCTS-OWOSSO CORPORATION, a Delaware corporation ("Motor Products"), SNOWMAX, INCORPORATED, a Pennsylvania corporation ("Snowmax"), SOONER TRAILER MANUFACTURING CO., a Delaware corporation ("Sooner"), MOTOR PRODUCTS-OHIO CORPORATION, a Delaware corporation ("Motor Products-Ohio"), GREAT BEND MANUFACTURING COMPANY, INC., a Kansas corporation, STATURE ELECTRIC, INC., a New York corporation ("Stature" and, together with Owosso, Ahab, Cramer, DewEze, Landover, Motor Products, Snowmax, Sooner, Motor Products-Ohio and Great Bend, collectively the "Existing Borrowers" and individually an "Existing Borrower"), OWOSSO MOTOR GROUP, INC., a Pennsylvania corporation ("Motor Group"), and SNYDER INDUSTRIES, INC., a Washington corporation ("Snyder" and, together with Motor Group, collectively the "New Borrowers" and individually a "New Borrower"), NBD BANK, a Michigan banking corporation formerly known as NBD Bank, N.A. ("NBD"), PNC BANK, NATIONAL ASSOCIATION, a national banking association ("PNC" and, together with NBD, collectively the "Banks" and individually a "Bank"), and NBD BANK, as agent (in such capacity, the "Agent") for the Banks.


                                  INTRODUCTION
                                  ------------

                  A. The Existing Borrowers, the Banks and the Agent are parties to the Credit Agreement, dated as of October 31, 1994, as amended by the First Amendment to Credit Agreement, dated as of August 1, 1995, the Second Amendment to Credit Agreement, dated as of September 1, 1995, the Third Amendment to Credit Agreement, dated as of October 31, 1995, and the Fourth Amendment to Credit Agreement, dated as of March 8, 1996, and the Fifth Amendment to Credit Agreement, dated as of May 31, 1996 (the "Credit Agreement"), pursuant to which the Banks provide to the Existing Borrowers, on a joint and several liability basis, a revolving credit facility in the aggregate principal amount of $55,000,000.

                  B. The Borrowers now desire that (1) each of the New Borrowers becomes a party to the Credit Agreement, in the same capacity as each of the Existing Borrowers, with all rights of the Existing Borrowers thereunder and joint and several liability for all indebtedness, obligations and liabilities of each Borrower thereunder, and (2) certain covenants of the Borrowers under the Credit Agreement be modified, and the Banks and the Agent are willing to so amend the Credit Agreement on the terms and conditions herein set forth.

                  NOW, THEREFORE, in consideration of the mutual agreements herein and in the Credit Agreement contained, the parties hereto agree as follows:


                     ARTICLE I. CREDIT AGREEMENT AMENDMENTS
                     --------------------------------------

                  Effective upon the date (the "Amendment Date") that the condition precedent set forth in Article 2 of this Amendment is satisfied, the Credit Agreement hereby is amended, retroactive as of October 31, 1996, as follows:

                  1.1 In each instance where the word "Borrowers" or "Borrower" appears in the Credit Agreement, such word shall include, either collectively or individually, as the case may be, each of the Existing Borrowers and the New Borrowers, as if each of the New Borrowers were an original party to the Credit Agreement.

                  1.2      Section 5.2(a) is amended to read in full as follows:

                           (a) Net Worth. Permit or suffer the Consolidated Net
                  Worth of the Borrowers and their Subsidiaries to be less than
                  (i) at any time during the period prior to the start of the first fiscal year of the Borrowers beginning after the IPO, the greater of (A) $20,000,000 and (B) 90% of the Consolidated Net Worth of the Borrowers and their Subsidiaries immediately following the completion of the IPO, (ii) at any time after the start of the first fiscal year of the Borrowers beginning after the IPO but prior to the end of such fiscal year, 90% of the Consolidated Net Worth of the Borrowers and their Subsidiaries immediately prior to the start of such first fiscal year, and (iii) except as provided below, at the end of the first fiscal year of the Borrowers following the IPO or at any time thereafter, the greater of (A) 90% of the highest previous fiscal year-end Consolidated Net Worth of the Borrowers and their Subsidiaries and (B) the sum of $2,000,000 plus the Consolidated Net Worth of the Borrowers and their Subsidiaries as of the last fiscal year-end of the Borrowers; provided that (1) at the end of the Borrowers' fiscal year ending on or about October 31, 1996 and at any time thereafter prior to the end of the Borrowers' fiscal year ending on or about October 31, 1997, the Borrowers shall not permit or suffer the Consolidated Net Worth of the Borrowers and their Subsidiaries to be less than 90% of the highest previous fiscal year-end Consolidated Net Worth of the Borrowers and their Subsidiaries and (2) at the end of the Borrowers' fiscal year ending on or about October 31, 1997 and at any time thereafter prior to the end of the Borrowers' fiscal year ending on or about October 31, 1998, the requirement of this
                  Section 5.2(a) shall be determined as if the figure

                  "$2,000,000"  in  clause  (iii)(B)  above  were   "$1,000,000"
                  instead.

                  1.3      Section 5.2(b) is amended to read in full as follows:

                           (b) Total Debt to EBITDA. Permit or suffer the ratio
                  of Consolidated Total Debt of the Borrowers and their Subsidiaries to Consolidated EBITDA of the Borrowers and their Subsidiaries to be greater than (i) 4.50 to 1.00 as of the last day of either of the Borrowers' fiscal quarters ending on or about October 31, 1996 or January 31,1997, (ii) 4.25 to
                  1.00 as of the last day of the Borrowers' fiscal quarter ending on or about April 30, 1997, or (iii) 4.00 to 1.00 as of the end of any of the Borrowers' fiscal quarters ending at any time thereafter. For purposes of determining from time to time the Borrowers' compliance with this subsection, each Person that is a Borrower or a Subsidiary of a Borrower at the time of such determination shall be deemed to have been a Borrower or a Subsidiary of a Borrower, as the case may be, for the entire period relevant to such determination (i.e., in each case, the period of four fiscal quarters of the Borrowers then ended) and each Person that was a Borrower or Subsidiary of a Borrower at any time during such relevant period, but is no longer a Borrower or Subsidiary of a Borrower, as the case may be, at the time of such determination, shall be deemed not to have been a Borrower or a Subsidiary of a Borrower, as the case may be, at any time during such period.

                  1.4      Section 5.2(c) is amended to read in full as follows:

                           (c) Fixed Charges Coverage. Permit or suffer the
                  ratio of Consolidated Fixed Charges Coverage Availability of the Borrowers and their Subsidiaries to Consolidated Fixed Charges of the Borrowers and their Subsidiaries to be less than (i) 1.40 to 1.00 as of the end of either of the Borrowers' fiscal quarters ending on or about October 31, 1996 or January 31, 1997, (ii) 1.65 to 1.00 as of the end of the Borrowers' fiscal quarter ending on or about April 30, 1997,
                  (iii) 1.75 to 1.00 as of the end of the Borrowers' fiscal quarter ending on or about July 31, 1997, (iv) 2.25 to 1.00 as of the end of either of the Borrowers' fiscal quarters ending on or about October 31, 1997 and January 31, 1998, (v) 2.50 to
                  1.00 as of the end of the Borrowers' fiscal quarter ending on or about April 30, 1998, (vi) 2.75 to 1.00 as of the end of the Borrowers' fiscal quarter ending on or about July 31, 1998, or (vii) 3.00 to 1.00 as of the end of any of the Borrowers' fiscal quarters ending at any time thereafter; such ratio to be determined as of the last day of each fiscal quarter of the Borrowers for the period of four fiscal quarters of the Borrowers then ended. For purposes of determining from time to time the Borrowers' compliance with this subsection, each Person that is a Borrower or a Subsidiary of a Borrower at the time of such determination shall be deemed to have been a Borrower or a Subsidiary of a Borrower, as the case may be, for the entire period relevant to such determination (i.e., in each case, the period of four fiscal quarters of the Borrowers then ended) and each Person that was a Borrower or Subsidiary of a Borrower at any time during such relevant period, but is no longer a Borrower or Subsidiary of a Borrower, as the case may be, at the time of such determination, shall be deemed not to have been a Borrower or a Subsidiary of a Borrower, as the case may be, at any time during such period.

                  1.5      Section 5.2(d) is amended to read in full as follows:

                           (d) Ratio of Senior Debt to Tangible Capital Funds
                  with Minimum Tangible Capital Funds and Tangible Net Worth. Permit or suffer both of either (i) and (ii) below or (i) and
                  (iii) below to occur at any time:

                                    (i) the ratio of (A) Consolidated Senior
                  Debt of the Borrowers and their Subsidiaries to (B) Consolidated Tangible Capital Funds of the Borrowers and their Subsidiaries to exceed (1) at the end of the Borrowers' fiscal quarter ending on or about October 31, 1996, 6.00 to 1.00, (2) at the end of the Borrowers' fiscal quarter ending on or about January 31, 1997, 7.00 to 1.00, (3) at the end of the Borrowers' fiscal quarter ending on or about April 30, 1997,
                  6.25 to 1.00, (4) at the end of the Borrowers' fiscal quarter ending on or about July 31, 1997, 5.50 to 1.00, (5) at the end of each of the Borrowers' fiscal quarters ending on or about October 31, 1997 and January 31, 1998, 4.50 to 1.00, (6) at
                  the end of the Borrowers' fiscal quarter ending on or about April 30, 1998, 4.25 to 1.00, (7) at the end of the Borrowers' fiscal quarter ending on or about July 31, 1998, 3.75 to 1.00, and (8) at the end of the Borrowers' fiscal quarter ending on or about October 31, 1998 or at the end of any fiscal quarter thereafter, 3.00 to 1.00.

                           (ii) the Consolidated Tangible Capital Funds of the
                  Borrowers and their Subsidiaries to be less than the sum of
                  (A) $15,000,000 plus (B) 50% of the Consolidated Cumulative Net Income of the Borrowers and their Subsidiaries for the period from the completion of the IPO through the end of the latest fiscal quarter of the Borrowers prior to the date of determination.

                           (iii) the Consolidated Tangible Net Worth of the
                  Borrowers and their Subsidiaries to be less than (i) as of the end of any fiscal year of the Borrowers commencing with the Borrowers' fiscal year ending in 1994, the sum of (A) $7,500,000 plus (B) an amount equal to 50% of the Consolidated Cumulative Net Income of the Borrowers and their Subsidiaries for each fiscal year of the Borrowers ending in 1996 and thereafter.

                  1.6 Exhibit A attached to the Credit Agreement is deleted in its entirety and Exhibit A attached to this Amendment is substituted in place thereof. The Borrowers shall execute and deliver to the Banks replacement Revolving Credit Notes in the face amount of each Bank's Commitment Amount substantially in the form of Exhibit A attached to this Amendment (together the "Replacement Revolving Credit Notes" and individually a "Replacement Revolving Credit Note") to be exchanged for the Revolving Credit Notes previously issued by the Existing Borrowers to the Banks under the Credit Agreement (together the "Existing Revolving Credit Notes" and individually an "Existing Revolving Credit Note"). On the Amendment Date, the principal balance of each Bank's Existing Revolving Credit Note, as well as all other information which has been endorsed on the schedule attached to such Existing Revolving Credit Note or elsewhere on the books and records of such Bank with respect to such Existing Revolving Credit Note, shall be endorsed on the schedule attached to such Bank's Replacement Revolving Credit Note or elsewhere on the books and records of such Bank with respect to such Bank's Replacement Revolving Credit Note. The execution and delivery by the Borrowers of the Replacement Revolving Credit Notes shall not in any circumstances be deemed a novation or to have terminated, extinguished or discharged the indebtedness evidenced by the Existing Revolving Credit Notes, all of which indebtedness shall continue under and be evidenced and governed by the Replacement Revolving Credit Notes and the Credit Agreement, as amended.

                  1.7 Exhibits B and C attached to the Credit Agreement are deleted in their entirety, and Exhibits B and C, respectively, attached to this Amendment are substituted in place thereof.

                  1.8 Schedule 4.4 attached to the Credit Agreement is deleted in its entirety and Schedule 4.4 attached to this Amendment is substituted in place thereof.


                  ARTICLE 2. CONDITIONS PRECEDENT TO AMENDMENTS
                             ----------------------------------

                  As conditions precedent to the effectiveness of the amendments to the Credit Agreement set forth in Article 1 of this Amendment, the Banks shall receive the following documents and the following matters shall be completed, all in form and substance satisfactory to the Agent:

                  2.1 The Replacement Revolving Credit Notes duly completed and executed on behalf of each Borrower for the Banks. Upon receipt of its Replacement Revolving Credit Note, each Bank shall promptly return to the Borrowers such Bank's Existing Revolving Credit Note.

                  2.2 Certified copies of such corporate and charter documents of each Borrower, incumbency certificates, and such documents evidencing necessary corporate action of each Borrower with respect to this Amendment, the Replacement Revolving Credit Notes and the transactions contemplated hereby, as the Agent may reasonably request.

                  2.3 The favorable written opinion of counsel to the Borrowers in form and substance satisfactory to the Agent, with respect to such matters as the Agent may reasonably request.

                  2.4 The Borrowers shall have paid to the Banks a fee for this Amendment in the amount of $35,000. Such fee shall be shared between the Banks as follows: $22,272.25 for NBD and $12,727.75 for PNC.

                  2.5 Such other documents and agreements reasonably requested by the Agent.


                    ARTICLE 3. REPRESENTATIONS AND WARRANTIES
                               ------------------------------

                  In order to induce the Banks to enter into this Amendment, each Borrower represents and warrants that:

                  3.1 The execution, delivery and performance by the Borrowers of this Amendment and the Replacement Revolving Credit Notes have been duly authorized by all necessary corporate action and do not and will not (a) require any consent or approval of the stockholders of any Borrower, (b) violate any provisions of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to any Borrower or of the Articles of Incorporation or By-Laws of any Borrower, or (c) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Borrower is a party or by which any Borrower or its properties may be bound or affected.

                  3.2 No authorization, consent, approval, license, exemption of or filing, declaration or registration with any governmental authority or any non-governmental person or entity, including without limitation any creditor or stockholder of any Borrower, is required on the part of any Borrower in connection with the execution, delivery and performance of this Amendment, the Replacement Revolving Credit Notes or the transactions contemplated hereby or as a condition to the legality, validity or enforceability of this Amendment or the Replacement Revolving Credit Notes.

                  3.3 This Amendment is, and the Replacement Revolving Credit Notes when delivered hereunder will be, legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their terms.

                  3.4 After giving effect to the amendments contained in Article 1 of this Amendment and to Section 4.2 of this Amendment, the representations and warranties contained in Article IV of the Credit Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof, provided that none of the New Borrowers, Stature, Motor Products-Ohio or Great Bend shall be deemed a "Borrower" with respect to, but only with respect to, such representations and warranties regarding historical matters not involving such Borrower.


                            ARTICLE 4. MISCELLANEOUS
                                       -------------

                  4.1 If any Borrower shall fail to perform or observe any term, covenant or agreement in this Amendment, or any representation or warranty made by any Borrower in this Amendment shall prove to have been incorrect in any material respect when made, such occurrence shall be deemed to constitute an Event of Default.

                  4.2 All references to the Credit Agreement or the Existing Revolving Credit Notes in any agreement, certificate or instrument referred to in the Credit Agreement, or delivered pursuant thereto or in connection therewith or in any other document, hereafter shall be deemed references to the Credit Agreement, as amended hereby, and the Replacement Revolving Credit Notes, respectively.

                  4.3 All agreements, certificates and instruments executed pursuant to the Credit Agreement or in connection therewith (other than the Existing Revolving Credit Notes) and, subject to the amendments herein provided, the Credit Agreement, shall in all respects continue in full force and effect and are hereby ratified and confirmed.

                  4.4 Capitalized terms used but not defined in this Amendment shall have the respective meanings ascribed thereto in the Credit Agreement.

                  4.5 This Amendment shall be governed by and construed in accordance with the laws of the State of Michigan.

                  4.6 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto were upon the same instrument.

                  4.7 The Borrowers jointly and severally agree to pay the reasonable fees and expenses of Dickinson, Wright, Moon, Van Dusen & Freeman, counsel for the Agent, in connection with the negotiation and preparation of this Amendment and the documents referred to herein and the consummation of the transactions contemplated hereby, and in connection with advising the Agent as to its rights and responsibilities with respect thereto.

                  IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.


       BORROWERS:                         OWOSSO CORPORATION


                                          By:  /s/ John H. Wert Jr.
                                               --------------------

                                                    Its: SVP Finance & CFO
                                                        -----------------


                                          AHAB INVESTMENT COMPANY


                                          By:  /s/ Norman J. Shuman
                                               --------------------

                                                    Its: Vice President
                                                         --------------

                                          CRAMER COMPANY


                                          By: /s/   John H. Wert Jr.
                                              ----------------------

                                                    Its: Treasurer
                                                         ---------

                                          DEWEZE MANUFACTURING, INC.


                                          By: /s/   John H. Wert Jr.
                                              ----------------------

                                                    Its: Treasurer
                                                         ---------


                                          THE LANDOVER COMPANY


                                          By: /s/   John H. Wert Jr.
                                              ----------------------

                                                    Its: Treasurer
                                                         ---------

                                          MOTOR PRODUCTS-OWOSSO


                                          By:    /s/   John H. Wert Jr.
                                                 ----------------------

                                                    Its: Treasurer
                                                         ---------


                                          GREAT BEND MANUFACTURING
                                          COMPANY, INC.


                                          By:    /s/   John H. Wert Jr.
                                                 ----------------------

                                                    Its: Treasurer
                                                         ---------


                                           SNOWMAX, INCORPORATED


                                           By:    /s/   John H. Wert Jr.
                                                  ----------------------

                                                    Its: Treasurer
                                                         ---------


                                           SOONER TRAILER MANUFACTURING
                                           CO.


                                           By:    /s/   John H. Wert Jr.
                                                  ----------------------

                                                    Its: Treasurer
                                                         ---------


                                           MOTOR PRODUCTS-OHIO
                                           CORPORATION

                                           By:    /s/   John H. Wert Jr.
                                                  ----------------------

                                                    Its: Treasurer
                                                         ---------

                                           STATURE ELECTRIC, INC.


                                           By:    /s/   John H. Wert Jr.
                                                  ----------------------

                                                        Its:    Treasurer
                                                                ---------




                                           OWOSSO MOTOR GROUP, INC.


                                           By:    /s/   John H. Wert Jr.
                                                  ----------------------

                                                         Its:   Treasurer
                                                                ---------


                                           SNYDER INDUSTRIES, INC.


                                           By:    /s/   John H. Wert Jr.
                                                  ----------------------

                                                         Its:   Treasurer
                                                                ---------


        Agent and Banks:                   NBD BANK, as Agent and as a Bank


                                           By:   /s/  William C. Goodue
                                                 ----------------------

                                                          Its:  Vice President
                                                                --------------


                                           PNC BANK, NATIONAL ASSOCIATION


                                           By: /s/ Charlene Massih
                                               ----------------------

                                               Its:  Vice President
                                                    -----------------